                          ORGANIZED UNDER THE LAWS OF
                             THE STATE OF DELAWARE
                                 JULY 10, 2001

  NUMBER                                            CLASS A MEMBERSHIP UNITS

                              KAISER VENTURES LLC
               LIMITED LIABILITY COMPANY CLASS A MEMBERSHIP UNITS

                                                               CUSIP 483101 10 1

THIS CERTIFIES THAT






is the registered holder of

Class A Membership Units(s) of the above named Company, transferable only on the books of the Company by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed and in accordance with the terms and conditions of the Certificate of Formation and the Limited Liability Company Agreement of the Company, as amended to the date of transfer, copies of which may be inspected and copied during normal business hours at the principal office of the Company.

     SEE REVERSE SIDE OF CERTIFICATE FOR ADDITIONAL STATEMENTS AND RESTRICTIVE LEGENDS.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be signed by the facsimile signatures of its duly authorized Manager(s) or Officer(s) and its facsimile Seal to be hereunto affixed.

Dated: ________________________

                                                   COUNTERSIGNED AND REGISTERED:
                                                   ACS SECURITIES SERVICES, INC.
                                                                 (Dallas, Texas)
                                                    TRANSFER AGENT AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

/s/ RICHARD E. STODDARD                                    /s/ TERRY L. COOK
-----------------------     [KAISER VENTURES SEAL          ---------------------
     PRESIDENT                  APPEARS HERE]                  SECRETARY

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This Certificate and the Class A Membership Units represented hereby are subject to substantial transfer restrictions under the provisions of the Company's Limited Liability Company Operating Agreement, a copy of which is on file at the office of the Company, and made a part hereof as fully as though the provisions of said Limited Liability Company Operating Agreement were imprinted in full on this Certificate, to all of which the holder of this Certificate, by acceptance hereof, assents and agrees to be bound. NEITHER THE CLASS A MEMBERSHIP UNITS REPRESENTED BY THIS CERTIFICATE OR ANY INTEREST THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SECTION 8 OF THE LIMITED LIABILITY COMPANY OPERATING AGREEMENT.

Any holder of membership interests may obtain from the principal office of the Company, upon request and without charge, a statement of the number of interests constituting each class or series of membership interests and the designation thereof; and a copy of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of membership interests and upon the holders thereof by said Limited Liability Company Operating Agreement.


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --As tenants in common                                         UNIF GIFT MIN ACT-             Custodian
TEN ENT --As tenants by the entireties                                                   ---------------------------------
JT TEN  --As joint tenants with right of survivorship                                      (Cust)                (Minor)
          and not as tenants in common
                                                                                         under Uniform Gifts to Minors

                                                                                         Act
                                                                                            --------------------------
                                                                                                      (State)

                              Additional abbreviations may also be used though not in the above list.

      For Value Received,_______________________ hereby sell, assign and transfer unto __________________________________________________________________

________________________________________________________________________ Class A
Membership Units represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said Class A Membership Units on the books of the within named Company with full power of substitution in the premises.


      Dated ___________________


        In presence of


_______________________________        NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
_______________________________      ENLARGEMENT, OR ANY CHANGE WHATEVER.